A special shareholders meeting of the Trust was held on September 17, 2014. At the meeting, the shares of the Trust were voted as indicated below:

To elected six nominees to serve as Trustees of the Trust.



VOTE ON
TRUSTEES/DIRECTORS


Shares Voted
% Voted
% of Total Shares Voted


John C. Hindman

For

36,652,480.495
97.574%
94.428%


Withheld

911,353.801
2.426%
2.347%



Margaret M. Cannella

For

36,669,024.939
97.618%
94.470%


Withheld

894,809.357
2.382%
2.305%



Roger A. Formisano

For

36,552,754.774
97.309%
94.171%



Withheld

1,011,079.522
2.691%
2.604%




Edward Gubman

For

36,397,153.400
96.895%
93.770%



Withheld

1,166,680.896
3.105%
3.005%




Suanne K. Luhn

For

36,664,998.255
97.608%
94.460%



Withheld

898,836.041
2.392%
2.315%



George J. Zock

For

36,606,741.377
97.453%
94.310%



Withheld

957,092.919
2.547%
2.465%



For Equity Fund, Income Fund, International Fund,
Small Cap Fund and Socially Responsible Fund only
(each, an Acquired Fund):
To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of an Acquired Fund to the Balanced Fund in exchange for shares of the Balanced Fund and the assumption by the Balanced
Fund of all liabilities of the Acquired Fund, and the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund.
Equity Fund
Shares Voted

% Voted

% of
Total
Shares
Voted

For

6,509,371.121

89.940%

79.417%

Against

323,586.236

4.471%

3.948%

Abstain

404,526.048

5.589%

4.935%

Total

7,237,483.405

100.000%

88.300%






Income Fund
Shares Voted

% Voted

% of Total Shares Voted

For

2,052,571.786

83.000%

82.999%

Against

244,921.900

9.903%

9.903%

Abstain

175,509.710

7.097%

7.097%

Total

2,473,003.396

100.000%

99.999%




International Equity Fund
Shares Voted

% Voted

% of Total Shares Voted

For

2,330,175.373

92.911%

92.910%

Against

95,951.625

3.826%

3.825%

Abstain

81,860.072

3.263%

3.264%

Total

2,507,987.070

100.000%

99.999%




Small Cap Fund
Shares Voted

% Voted

% of
Total
Shares
Voted

For

1,734,807.028

85.127%

84.888%

Against

182,085.586

8.935%

8.910%

Abstain

121,017.338

5.938%

5.922%

Total

2,037,909.952

100.000%

99.720%



Socially Responsible Fund
Shares Voted

% Voted

% of Total Shares Voted

For

3,000,968.503

88.426%

88.384%

Against

260,235.510

7.668%

7.664%

Abstain

132,575.822

3.906%

3.905%

Total

3,393,779.835

100.000%

99.953%





For Wilshire Global Allocation Fund (formerly the
Balanced Fund) only:
To approve an amendment to the Investment Advisory
Agreement with Wilshire Associates Incorporated.


Shares Voted

% Voted

% of Total Shares Voted

For

7,239,614.508

93.726%

93.725%

Against

299,374.455

3.876%

3.875%

Abstain

185,293.850

2.398%

2.399%

Total

7,724,282.813

100.000%

99.999%




To approve the following changes to Wilshire Global
Allocation Funds (formerly the Balanced Fund) fundamental investment policies:
Change to the Senior Securities and Borrowing
Policy to provide for more flexibility as permitted by the Investment Company Act of 1940, as amended (the 1940 Act).

Shares Voted

% Voted

% of Total Shares Voted

For

7,344,322.397

95.081%

95.081%

Against

242,557.209

3.141%

3.140%

Abstain

137,403.207

1.778%

1.778%

Total

7,724,282.813

100.000%

99.999%




Elimination of Oil, Gas and Mineral Exploration or
Development Policy.

Shares Voted

% Voted

% of Total Shares Voted

For

6,818,795.507

88.278%

88.277%

Against

662,767.531

8.580%

8.580%

Abstain

242,719.775

3.142%

3.142%

Total

7,724,282.813

100.000%

99.999%





Elimination of Margin and Short Sales Policy.

Shares Voted

% Voted

% of Total Shares Voted

For

7,018,748.438

90.867%

90.866%

Against

336,754.855

4.359%

4.359%

Abstain

368,779.520

4.774%

4.774%

Total

7,724,282.813

100.000%

99.999%




Elimination of Officer and Trustee Investments
Policy.

Shares Voted

% Voted

% of Total Shares Voted

For

6,774,799.163

87.708%

87.708%

Against

695,996.631

9.011%

9.010%

Abstain

253,487.019

3.281%

3.281%

Total

7,724,282.813

100.000%

99.999%


Change to Concentration Policy to provide for more flexibility as permitted by the 1940 Act.

Shares Voted

% Voted

% of Total Shares Voted

For

7,243,891.310

93.781%

93.781%

Against

259,126.909

3.355%

3.354%

Abstain

221,264.594

2.864%

2.864%

Total

7,724,282.813

100.000%

99.999%





Elimination of Unseasoned Issuers Policy.

Shares Voted

% Voted

% of Total Shares Voted

For

6,842,175.728

88.581%

88.580%

Against

523,629.980

6.779%

6.779%

Abstain

358,477.105

4.640%

4.640%

Total

7,724,282.813

100.000%

99.999%




Elimination of Pledging Policy.

Shares Voted

% Voted

% of Total Shares Voted

For

6,897,897.575

89.302%

89.301%

Against

360,166.541

4.663%

4.663%

Abstain

466,218.697

6.035%

6.035%

Total

7,724,282.813

100.000%

99.999%




Change to Real Estate and Commodities Policy to provide for more flexibility as permitted by the 1940 Act.

Shares Voted

% Voted

% of Total Shares Voted

For

7,034,222.711

91.067%

91.066%

Against

403,053.395

5.218%

5.218%

Abstain

287,006.707

3.715%

3.715%

Total

7,724,282.813

100.000%

99.999%




Elimination of Investing for Control Policy.

Shares Voted

% Voted

% of Total Shares Voted

For

6,788,251.975

87.882%

87.882%

Against

561,186.132

7.266%

7.265%

Abstain

374,844.706

4.852%

4.852%

Total

7,724,282.813

100.000%

99.999%






Change to Lending Policy to provide for more flexibility as permitted by the 1940 Act.

Shares Voted

% Voted

% of Total Shares Voted

For

7,094,560.268

91.848%

91.847%

Against

406,285.547

5.260%

5.260%

Abstain

223,436.998

2.892%

2.892%

Total

7,724,282.813

100.000%

99.999%





Change to Underwriting, Illiquid and Restricted
Securities Policy to eliminate restrictions relating to illiquid and restricted securities.

Shares Voted

% Voted

% of Total Shares Voted

For

6,757,608.912

87.486%

87.485%

Against

535,784.805

6.936%

6.936%

Abstain

430,889.096

5.578%

5.578%

Total

7,724,282.813

100.000%

99.999%





Change to Diversification Policy to provide for more flexibility as permitted by the 1940 Act.

Shares Voted

% Voted

% of Total Shares Voted

For

7,222,899.152

93.509%

93.509%

Against

259,460.383

3.360%

3.359%

Abstain

241,923.278

3.131%

3.131%

Total

7,724,282.813

100.000%

99.999%





Elimination of Investment Company Policy.

Shares Voted

% Voted

% of Total Shares Voted

For

6,788,456.347

87.885%

87.884%

Against

408,314.650

5.286%

5.286%

Abstain

527,511.816

6.829%

6.829%

Total

7,724,282.813

100.000%

99.999%